OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                      For the month ended February 28, 1999



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)

-------------------------------------------------------------------------------

                                                       Document      Previously     Explanation
Required Attachments:                                  Attached       Submitted      Attached

1.  Tax Receipts                                          ( )            (X)            (X)

2.  Bank Statements                                       ( )            ( )            (X)

3.  Most recently filed Income Tax Return                 ( )            ( )            (X)

4.  Most recent Annual Financial Statements               ( )            (X)            ( )
     prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:


                                  Senior Vice President/Chief Financial Officer
-------------------------------   ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                        TITLE



         David R. Gibson                     March 31, 1999
---------------------------------  --------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                 DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                      For the month ended February 28, 1999



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)

-------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

    Please see the Status of Post Petition Taxes attached hereto for the month's activity.



2. The Debtors have 36 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.



3. The Debtors have filed final federal and state income tax returns for the years ended December 31, 1997 and 1996 and have made estimated income tax payments for 1998 where applicable. Copies of these tax returns are available upon request. Previously, the Debtors filed copies of such income tax returns for the year ended December 31, 1995 with the US Trustee.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      For the month ended February 28, 1999



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)

-------------------------------------------------------------------------------


See Statement of Operations for reporting period attached.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      For the month ended February 28, 1999


Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)

-------------------------------------------------------------------------------


See balance sheet attached.

Footnotes to the Financial Statements:

1. These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

    The Bankruptcy Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

    On August 20, 1998, Arch Communications Group, Inc. ("Arch") and the Debtors announced a definitive merger agreement for Arch to acquire the Debtors. This merger agreement was amended as of September 3, 1998 and as of December 1, 1998. Under the terms of the agreement, Arch will acquire the Debtors for a combination of cash, the assumption of certain liabilities, and the issuance of Arch common stock and rights to acquire Arch common stock. The transaction will be implemented through the Debtors' Third Amended Joint Plan of Reorganization filed with the Bankruptcy Court on December 2, 1998 ("the Amended Plan"). A Disclosure Statement related to the Amended Plan was approved by the Bankruptcy Court on December 11, 1998 and a hearing on confirmation of the Amended Plan commenced on February 3, 1999. On February 12, 1999, the Bankruptcy Court ordered the Debtors to resolicit the votes of the holders of claims in Class 6 under the Amended Plan (General Unsecured Creditors), and on February 18, 1999, the Bankruptcy Court approved a Notice of Supplemental Disclosure, with attachment, to be used by the Debtors in connection with such resolicitation. The resolicitation was completed on March 23, 1999, and the holders of claims in Class 6 voted to accept the Amended Plan. Also on March 23, 1999, the Bankruptcy Court approved a Stipulation that resolves objections to the Amended Plan that had been filed by certain unsecured creditors of the Debtors, and will result in the Amended Plan being either confirmed or denied at a continued hearing on confirmation on April 12, 1999.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. The Company is one of the largest paging companies in the U.S., with approximately 3.1 million units in service at February 28, 1999, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

5. During January 1999, the Company completed the sale of its minority interest in Abacus Communications Partners, L.P., to Abacus Exchange Inc. for $1.4 million.

6. As previously announced in its September 27, 1996 and October 21, 1996 releases, misrepresentations and other violations had occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of the Company's approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.


    On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

    On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

    On June 6, 1997, the FCC issued an order staying the hearing proceeding in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The grant of the stay was premised on the availability of an FCC doctrine known as Second Thursday, which provides that if there is a change of control that meets certain conditions, the regulatory issues designated for hearing will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company, as reflected in the Amended Plan, will result in a change of control. The order was originally granted for ten months and was extended by the FCC through October 6, 1998.

    On February 5, 1999 the FCC granted the Debtors' Second Thursday application and approved the license transfers to Arch contemplated by the Amended Plan (the "FCC Grant"). This approval is final and can not be appealed, however, any material changes to the Amended Plan in its current form or failure to consummate the Plan within nine months of confirmation would require supplemental approval from the FCC.

    In the event that the Company were unable to confirm the Amended Plan or to consummate the Amended Plan within the timeframe contemplated by the FCC Grant, the Company could be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                      For the month ended February 28, 1999



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)

--------------------------------------------------------------------------------

The Debtors have 36 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                   STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                     AGING OF POSTPETITION ACCOUNTS PAYABLE
                      For the month ended February 28, 1999


Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)




-------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-------------------------------------------------------------------------
------------ ----------------- ------------------------------------------
                  $29,307,003   0 - 30 days old
             ----------------- ------------------------------------------
             ----------------- ------------------------------------------
                   12,483,040  31 - 60 days old
             ----------------- ------------------------------------------
             ----------------- ------------------------------------------
                    5,365,116  61 - 90 days old
             ----------------- ------------------------------------------
             ----------------- ------------------------------------------
                   10,094,360  91+ days old
             ----------------- ------------------------------------------
             ----------------- ------------------------------------------
                   57,249,519  TOTAL TRADE ACCOUNTS RECEIVABLE
             ----------------- ------------------------------------------
             ----------------- ------------------------------------------
                 (15,107,000)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
             ----------------- ------------------------------------------
             ----------------- ------------------------------------------
                   42,142,519  TRADE ACCOUNTS RECEIVABLE (NET)
             ----------------- ------------------------------------------
             ----------------- ------------------------------------------
                      279,596  OTHER NON-TRADE RECEIVABLES
             ----------------- ------------------------------------------
             ----------------- ------------------------------------------
                 $ 42,422,115  ACCOUNTS RECEIVABLE, NET
------------ ----------------- ------------------------------------------


-------------------------------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
---------------------------------- ------------- ------------ ---------- ----------- ------------
                                       0-30         31-60       61-90       91+
                                       Days         Days        Days        Days        Total
---------------------------------- ------------- ------------ ---------- ----------- ------------
---------------------------------- ------------- ------------ ---------- ----------- ------------
ACCOUNTS PAYABLE                    $ 7,076,904    1,127,309          0           0   $8,204,213
---------------------------------- ------------- ------------ ---------- ----------- ------------

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                      For the month ended February 28, 1999

Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES

-------------------------------------------------------------------------------------------------
-------------------------------- ------------ ------------ ------------ ------------ ------------
                                  BEGINNING     AMOUNT                    ENDING
                                     TAX       WITHHELD      AMOUNT         TAX      DELINQUENT
                                  LIABILITY   OR ACCRUED      PAID       LIABILITY      TAXES
-------------------------------- ------------ ------------ ------------ ------------ ------------
FEDERAL
-------------------------------- ------------ ------------ ------------ ------------ ------------
WITHHOLDING                      $         0  $   932,453  $   932,453  $         0  $         0
-------------------------------- ------------ ------------ ------------ ------------ ------------
-------------------------------- ------------ ------------ ------------ ------------ ------------
FICA-EMPLOYEE                              0      597,346      597,346            0            0
-------------------------------- ------------ ------------ ------------ ------------ ------------
-------------------------------- ------------ ------------ ------------ ------------ ------------
FICA-EMPLOYER                        194,462    1,135,015    1,181,757      147,720            0
-------------------------------- ------------ ------------ ------------ ------------ ------------
-------------------------------- ------------ ------------ ------------ ------------ ------------
UNEMPLOYMENT                          19,914       41,494       49,126       12,282            0
-------------------------------- ------------ ------------ ------------ ------------ ------------
-------------------------------- ------------ ------------ ------------ ------------ ------------
INCOME                               263,634            0      263,634            0            0
-------------------------------- ------------ ------------ ------------ ------------ ------------
-------------------------------- ------------ ------------ ------------ ------------ ------------
TOTAL FEDERAL TAXES                  478,010    2,706,308    3,024,316      160,002            0
--------------------------------                                                     ------------
-------------------------------- ------------ ------------ ------------ ------------ ------------
STATE AND LOCAL
-------------------------------- ------------ ------------ ------------ ------------ ------------
WITHHOLDING                           37,452      175,124      175,125       37,451            0
-------------------------------- ------------ ------------ ------------ ------------ ------------
-------------------------------- ------------ ------------ ------------ ------------ ------------
SALES                              1,134,450    1,051,102    1,177,934    1,007,618            0
-------------------------------- ------------ ------------ ------------ ------------ ------------
-------------------------------- ------------ ------------ ------------ ------------ ------------
UNEMPLOYMENT                          76,562      184,122      207,079       53,605            0
-------------------------------- ------------ ------------ ------------ ------------ ------------
-------------------------------- ------------ ------------ ------------ ------------ ------------
REAL PROPERTY                      2,287,565      374,338      650,472    2,011,431            0
-------------------------------- ------------ ------------ ------------ ------------ ------------
-------------------------------- ------------ ------------ ------------ ------------ ------------
OTHER                              4,802,605      959,952      844,898    4,917,659            0
-------------------------------- ------------ ------------ ------------ ------------ ------------
TOTAL STATE AND LOCAL              8,338,634    2,744,638    3,055,508    8,027,764            0
-------------------------------- ------------ ------------ ------------ ------------ ------------
TOTAL TAXES                      $ 8,816,644  $ 5,450,946  $ 6,079,824  $ 8,187,766  $         0
-------------------------------- ------------ ------------ ------------ ------------ ------------

-------------------------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                      For the month ended February 28, 1999
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                  INSIDERS (1)
--------------------------------------------------------------------------------------------------
       Payee Name                Position           Salary/Bonus/     Reimbursable
                                                   Auto Allowance       Expenses        Total
------------------------- ----------------------- ------------------ --------------- -------------
Alvarez & Marsal Inc. -   Chairman -                    $    54,167      $    8,553      $ 62,720
Joseph A. Bondi           Restructuring
------------------------- ----------------------- ------------------ --------------- -------------
------------------------- ----------------------- ------------------ --------------- -------------
Burdette, H. Stephen      Senior VP Corporate                15,000           4,556        19,556
                          Development and
                          Senior VP Operations
------------------------- ----------------------- ------------------ --------------- -------------
------------------------- ----------------------- ------------------ --------------- -------------
Grawert, Ron              Chief Executive                    30,769           5,353        36,122
                          Officer
------------------------- ----------------------- ------------------ --------------- -------------
------------------------- ----------------------- ------------------ --------------- -------------
Gray, Patricia            Secretary/VP and                   13,846           3,680        17,526
                          General Counsel
------------------------- ----------------------- ------------------ --------------- -------------
------------------------- ----------------------- ------------------ --------------- -------------
Gross, Steven             Executive VP Sales &               17,769           4,487        22,256
                          Marketing
------------------------- ----------------------- ------------------ --------------- -------------
------------------------- ----------------------- ------------------ --------------- -------------
Hilson, Debra             Assistant Secretary                 4,848               0         4,848
------------------------- ----------------------- ------------------ --------------- -------------
------------------------- ----------------------- ------------------ --------------- -------------
Pascucci, James           Treasurer                           8,400             131         8,531
------------------------- ----------------------- ------------------ --------------- -------------
------------------------- ----------------------- ------------------ --------------- -------------
Panzella, Vito            VP / Controller                     9,112               0         9,112
------------------------- ----------------------- ------------------ --------------- -------------
------------------------- ----------------------- ------------------ --------------- -------------
Witsaman, Mark            Senior VP and Chief                15,269           7,389        22,658
                          Technology Officer
------------------------- ----------------------- ------------------ --------------- -------------
                                                         TOTAL PAYMENTS TO INSIDERS     $ 203,329
------------------------------------------------------------------------------------ -------------

(1) Excludes 19 non-executive officers of subsidiaries who were paid salaries and reimbursable expenses in the aggregate of $202,724.

-------------------------------------------------------------------------------------------------
                       PAYMENTS TO INSIDERS AND PROFESSIONALS (Continued)
                              For the month ended February 28, 1999
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                  PROFESSIONALS
-------------------------------------------------------------------------------------------------
                                                                                    Holdback and
                                            Date of                                   Invoice
         Name and Relationship               Court       Invoices       Invoices      Balances
                                           Approval    Received (1)       Paid          Due
----------------------------------------- ------------ -------------- ------------- -------------
1.  Ernst & Young - Auditor, Tax and        1/30/97        $       -     $       -    $  739,188
      Financial Consultants to Debtor
----------------------------------------- ------------ -------------- ------------- -------------
2.  Latham & Watkins - Counsel to Debtor    1/30/97          133,207             -       333,716
----------------------------------------- ------------ -------------- ------------- -------------
3.  Alvarez & Marsal Inc.-                  1/30/97          183,050       246,436       400,977
      Restructuring Consultant to
      Debtor (2)
----------------------------------------- ------------ -------------- ------------- -------------
4.  Sidley & Austin - Bankruptcy            1/30/97          468,485       187,978       933,649
      Counsel to Debtor
----------------------------------------- ------------ -------------- ------------- -------------
5.  Young, Conaway, Stargatt & Taylor -     1/30/97           28,292        10,185        37,062
      Delaware Counsel to Debtor
----------------------------------------- ------------ -------------- ------------  -------------
6.  Wiley, Rein & Fielding - FCC            1/30/97          120,374             -       228,978
      Counsel to Debtor
----------------------------------------- ------------ -------------- ------------  -------------
7.  Koteen & Naftalin - FCC Counsel to      6/11/97                -             -         3,945
      Debtor
----------------------------------------- ------------ -------------- ------------  -------------
8.  Houlihan, Lokey, Howard & Zukin -       6/04/97                -             -        90,000
      Advisors to the Creditors'
      Committee
----------------------------------------- ------------ -------------- ------------- -------------
9.  Jones, Day, Reavis & Pogue -            4/03/97           41,521             -       167,249
      Counsel to the Creditors'
      Committee
----------------------------------------- ------------ -------------- ------------- -------------
10. Morris, Nichols, Arsht & Tunnell -      4/03/97            3,257             -         4,829
      Delaware Counsel to the
      Creditors' Committee
----------------------------------------- ------------ -------------- ------------- -------------
11. Paul, Weiss, Rifkind, Wharton &         4/25/97            2,782             -         4,305
      Garrison - FCC Counsel to the
      Creditors' Committee
----------------------------------------- ------------ -------------- ------------- -------------
12. The Blackstone Group LP - Financial     7/10/97                -       101,156       175,000
      Advisors to Debtor
----------------------------------------- ------------ -------------- ------------- -------------
13. Gerry, Friend & Sapronov, LLP. -       10/27/97           31,053             -        64,280
      Counsel to Debtor
----------------------------------------- ------------ -------------- ------------- -------------
                        TOTAL                            $ 1,012,021     $ 545,755    $3,183,178
------------------------------------------------------ -------------- ------------- -------------

(1) Excludes invoices for fees and expenses through February 28, 1999 that were received by the Debtors subsequent to February 28, 1999.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

-------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
For the month ended February 28, 1999
-------------------------------------------------------------------------------------------------
                                                   SCHEDULED        AMOUNTS
                                                    MONTHLY          PAID            TOTAL
                                                   PAYMENTS         DURING           UNPAID
NAME OF CREDITOR                                      DUE            MONTH        POSTPETITION
----------------------------------------------- ---------------- -------------- -----------------
The Chase Manhattan Bank - (Interest)                $2,811,532   $ 2,811,532*           $     0
----------------------------------------------- ---------------- -------------- -----------------

* Payment made on 03/01/99.


------------------------------------------------------------------------------- -------- --------
QUESTIONNAIRE
For the month ended February 28, 1999                                             YES      NO
------------------------------------------------------------------------------- -------- --------
1. Have any assets been sold or transferred outside the normal course of                   No
   business this reporting period?
------------------------------------------------------------------------------- -------- --------
2. Have any funds been disbursed from any account other than a debtor in                   No
   possession account?
------------------------------------------------------------------------------- -------- --------
3. Are any postpetition receivables (accounts, notes, or loans) due from                   No
   related parties?
------------------------------------------------------------------------------- -------- --------
4. Have any payments been made of prepetition liabilities this reporting          Yes
   period?
------------------------------------------------------------------------------- -------- --------
5.  Have any postpetition loans been received by the debtor from any party?       Yes
------------------------------------------------------------------------------- -------- --------
6.  Are any postpetition payroll taxes past due?                                           No
------------------------------------------------------------------------------- -------- --------
7.  Are any postpetition state or federal income taxes past due?                           No
------------------------------------------------------------------------------- -------- --------
8.  Are any postpetition real estate taxes past due?                                       No
------------------------------------------------------------------------------- -------- --------
9.  Are any postpetition taxes past due?                                                   No
------------------------------------------------------------------------------- -------- --------
10. Are any amounts owed to postpetition creditors past due?                               No
------------------------------------------------------------------------------- -------- --------
11. Have any prepetition taxes been paid during the reporting period?             Yes
------------------------------------------------------------------------------- -------- --------
12. Are any wage payments past due?                                                        No
------------------------------------------------------------------------------- -------- --------

    If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 4 & 11.   The Court has  authorized  the  Debtors  to pay  certain
               pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes;
               (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

Item 5. During the month of February 1999, the Company borrowed $2 million under the DIP facility.

-------------------------------------------------------------------------------------------------
                                    INSURANCE
                      For the month ended February 28, 1999
-------------------------------------------------------------------------------------------------
    There were no changes in insurance coverage for the reporting period.
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                                    PERSONNEL
                      For the month ended February 28, 1999
-------------------------------------------------------------------------------------------------
                                                                          Full Time   Part Time
------------------------------------------------------------------------ ------------ -----------
1.  Total number of employees at beginning of period                          2,923          20
------------------------------------------------------------------------ ------------ -----------
2.  Number of employees hired during the period                                  37           1
------------------------------------------------------------------------ ------------ -----------
3.  Number of employees terminated or resigned during the period                 84           1
------------------------------------------------------------------------ ------------ -----------
4.  Total number of employees on payroll at end of period                     2,876          20
------------------------------------------------------------------------ ------------ -----------

HEADNOTES:
These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) General & Administrative expense in December 1998 includes an adjustment of approximately $1.2 million to reduce the Company's allowance for doubtful accounts. This adjustment relates to periods prior to December 1998.

(2) On October 26, 1998 5 non-operating direct or indirect subsidiaries (the "Proximity Entities") filed for protection under Chapter 11 of the US Bankruptcy Code. Prior to the filing, the Proximity entities' principal creditors reached an agreement whereby pre-petition claims in the aggregate would not be settled for more than the discontinued operation's assets. As a result, the Company has reversed $8.1 million of remaining amounts reserved for losses related to these companies.

(3) In accordance with AICPA Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code", in December 1998 the Company reduced various liabilities subject to compromise by approximately
$10.5 million to reflect changes in estimated allowed claims.

(4) Income taxes result primarily from the gain on the sale of transmission towers in September 1998.

                                       MobileMedia Corporation and Subsidiaries
                                         Consolidated Statements of Operations
                                For the Months Ended February 28, 1999, January 31, 1999
                                                 and December 31, 1998
                                                      (Unaudited)
                                                     (in thousands)

                                                                                February        January          December
                                                                                  1999           1999              1998
                                                                              ------------   -----------       ------------

Paging Revenues
 Service, Rents & Maintenance                                                      $33,525       $33,795            $33,826

Equipment Sales
 Product Sales                                                                       1,655         1,916              1,865
 Cost of Products Sold                                                               1,094         1,335              1,364
                                                                              ------------   -----------       ------------
  Equipment Margin                                                                     561           580                501

 Net Revenue                                                                        34,086        34,375             34,328

Operating Expense
 Service, Rents & Maintenance                                                        9,045         8,926              9,210
 Selling                                                                             4,344         4,701              5,020
 General & Administrative                                                           10,321        10,623              9,967(1)

                                                                              ------------   -----------       ------------
 Operating  Expense Before Depr. & Amort.                                           23,709        24,250             24,197

 EBITDA Before Reorganization and Restructuring Costs                               10,376        10,125             10,131

 Reorganization Costs                                                                1,740         1,404              1,541
                                                                              ------------   -----------       ------------

 EBITDA after Reorganization and Restructuring Costs                                 8,637         8,722              8,590

Depreciation                                                                         6,770         6,818              6,872
Amortization                                                                         2,502         2,477              2,481
Amortization of Deferred Gain                                                         (389)         (389)              (389)
                                                                              ------------   -----------       ------------
  Total Depreciation and Amortization                                                8,883         8,906              8,964

Operating Income(Loss)                                                                (247)         (184)              (374)

Interest Expense                                                                     3,106         3,508              3,496
Gain on Sale of Fixed Assets                                                             0             0                  0
Reversal of Estimated Loss on Discontinued Operations                                    0             0              8,120(2)
Adjustment to Reduce Liabilities Subject to Compromise toEstimated Allowed Claims        0             0             10,461(3)

Other (Income)Expense                                                                    0           (69)               202
Income Taxes                                                                            85             0              3,280(4)
                                                                               ------------   -----------       ------------
Net Income(Loss)                                                                   ($3,438)      ($3,624)           $11,229

See Accompanying Notes
Page 4 of 17

HEADNOTES:
These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Accounts Receivable, Net in December 1998 includes an adjustment of $1.2 million to reduce the Company's allowance for doubtful accounts and an adjustment to reclassify approximately $2.7 million in credit balances. These adjustments relate to periods prior to December 1998.

(2) On October 26, 1998 5 non-operating direct or indirect subsidiaries (the "Proximity Entities") filed for protection under Chapter 11 of the US Bankruptcy Code. Prior to the filing, the Proximity entities' principal creditors reached an agreement whereby pre-petition claims in the aggregate would not be settled for more than the discontinued operation's assets. As a result, the Company has reversed $8.1 million of remaining amounts reserved for losses related to these companies.

(3) In accordance with AICPA Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code", in December 1998 the Company reduced various liabilities subject to compromise by approximately $10.5 million to reflect changes in estimated allowed claims.

(4) During January, the Company completed the sale of its minority interest in Abacus Communications Partners, L.P., to Abacus Exchange Inc. for $1.4 million.

(5) Under the Company's cash management system, checks issued but not presented to banks occasionally result in overdraft balances for accounting purposes and are classified as "Book Cash Overdrafts" in the balance sheet.

                                                           MobileMedia Corporation and Subsidiaries
                                                                 Consolidated Balance Sheets
                                               As of February 28, 1999, January 31, 1999 and December 31, 1998
                                                                         (Unaudited)
                                                                       (in thousands)

                                                                                 February       January         December
                                                                                   1999           1999            1998
                                                                                -----------    -----------     -----------
Assets:
      Current Assets:
            Cash                                                                        $0            $56          $1,218
            Accounts Receivable, Net                                                42,422         40,086          38,942(1)
            Inventory                                                                1,673          1,905           2,192
            Prepaid Expenses                                                         5,761          6,018           5,523
            Other Current Assets                                                     4,860          4,853           4,855
                                                                                -----------    -----------     -----------
                    Total Current Assets                                            54,716         52,919          52,731

      Noncurrent Assets:
            Property and Equipment, Net                                            224,894        222,255         219,642
            Deferred Financing Fees, Net                                            18,687         18,991          19,295
            Investment In Net Assets Of Equity Affiliate                                 0              0(4)        1,400
            Intangible Assets, Net                                                 261,265        263,649         266,109
            Other Assets                                                               802            819             837
                                                                                -----------    -----------     -----------
                   Total Noncurrent Assets                                         505,648        505,715         507,283

            Total Assets                                                          $560,364       $558,634        $560,013
                                                                                ===========    ===========     ===========


Liabilities and Stockholders' Equity:
      Liabilities Not Subject to Compromise:
            DIP Credit Facility                                                     $2,000             $0              $0
            Accrued Reorganization Costs                                             6,249          5,289           5,163
            Accrued Wages, Benefits and Payroll Taxes                               13,411         13,275          12,033
            Accounts Payable - Post Petition                                         8,204          5,048           1,703
            Book Cash Overdrafts                                                     3,830(5)           0               0
            Accrued Interest                                                         3,271          3,671           3,693
            Accrued Expenses and Other Current Liabilities                          30,988         34,704          35,744
            Current Income Tax Payable                                               1,743          1,921           2,871
            Advance Billings and Customer Deposits                                  29,065         29,375          28,554
            Deferred Gain on Tower Sale                                             67,667         68,056          68,444
                                                                                -----------    -----------     -----------
                    Total Liabilities Not Subject To Compromise                    166,427        161,338         158,205

      Liabilities Subject to Compromise:
            Accrued Wages, Benefits and Payroll Taxes                                  476            476             647
            Chase Credit Facility                                                  479,000        479,000         479,000
            Notes Payable - 10 1/2%                                                174,125        174,125         174,125
            Notes Payable - 9 3/8%                                                 250,000        250,000         250,000
            Notes Payable - Yampol                                                     986            986             986
            Notes Payable - Dial Page 12 1/4%                                        1,570          1,570           1,570
            Accrued Interest                                                        17,578         17,578          17,578
            Accounts Payable- Pre Petition                                          15,408         15,408          15,410
            Accrued Expenses and Other Current Liabilities - Pre Petition           14,650         14,570          15,285
                                                                                -----------    -----------     -----------
            Other Liabilities                                                           (0)             0               0
                                                                                -----------    -----------     -----------
                    Total Liabilities Subject To Compromise                        953,793        953,714         954,602(1)(2)(3)

      Deferred Tax Liability                                                         2,655          2,655           2,655
      Stockholders' Equity
            Class A Common Stock                                                        50             50              50
            Class B Common Stock                                                         2              2               2
            Additional Paid-In Capital                                             689,148        689,148         689,148
            Accumulated Deficit - Pre Petition                                  (1,171,108)    (1,171,108)     (1,171,108)
            Accumulated Deficit - Post Petition                                    (74,481)       (71,042)        (67,418)
                                                                                -----------    -----------     -----------
                    Total Stockholders' Equity                                    (556,388)      (552,950)       (549,326)
            Less:
            Treasury Stock                                                          (6,123)        (6,123)         (6,123)
                                                                                -----------    -----------     -----------
                    Total Stockholders' Equity                                    (562,511)      (559,073)       (555,449)

            Total Liabilities and Stockholders' Equity                            $560,364       $558,634        $560,013
                                                                                ===========    ===========     ===========

See Accompanying Notes
Page 6 of 17

HEADNOTES:
These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) General & Administrative expense in December 1998 includes an adjustment of approximately $1.2 million to reduce the Company's allowance for doubtful accounts. This adjustment relates to periods prior to December 1998.

(2) On October 26, 1998 5 non-operating direct or indirect subsidiaries (the "Proximity Entities") filed for protection under Chapter 11 of the US Bankruptcy Code. Prior to the filing, the Proximity entities' principal creditors reached an agreement whereby pre-petition claims in the aggregate would not be settled for more than the discontinued operation's assets. As a result, the Company has reversed $8.1 million of remaining amounts reserved for losses related to these companies.

(3) In accordance with AICPA Statement of Position 90-7 "Financial Reporting by Entities in Reorganization under the Bankruptcy Code", in December 1998 the Company reduced various liabilities subject to compromise by approximately $10.5 million to reflect changes in estimated allowed claims.

(4) During January, the Company completed the sale of its minority interest in Abacus Communications Partners, L.P., to Abacus Exchange Inc. for $1.4 million.

(5) Under the Company's cash management system, checks issued but not presented to banks occasionally result in overdraft balances for accounting purposes and are classified as "Book Cash Overdrafts" in the balance sheet.

                                                         MobileMedia Corporation and Subsidiaries
                                                           Consolidated Statements Of Cash Flows
                                      For The Months Ended February 28, 1999, January 31, 1999 and December 31, 1998
                                                                         (Unaudited)
                                                                        (in thousands)
                                                                                       February        January     December
                                                                                          1999           1999        1998
                                                                                        ---------    ---------   ---------
          Operating Activities
             Net Income(Loss)                                                            ($3,438)     ($3,624)    $11,229
             Adjustments To Reconcile Net Income(Loss) To Net Cash
             Provided By (Used In) Operating Activities:
                Depreciation And Amortization                                              9,272        9,295       9,353
                Provision For Uncollectible Accounts And Returns                             885          856        (240)(1)
                Amortization of Deferred Gain on Sale of Tower Assets                       (389)        (389)       (389)
                State & Federal Income Taxes                                                   0            0           0
                Write Down of Investment in Affiliate to Net Realizable Value                  0            0         212 (4)
                Recognized Gain On Sale Of Tower Assets                                        0            0           0
                Reversal of Estimated Loss on Discontinued Operations                          0            0      (8,120)(2)
                Adjustment to Reduce Liabilities Subject to Compromise to
                 Estimated Allowed Claims                                                      0            0     (10,461)(3)
                Deferred Financings Fees, Net                                                304          304         304
                Change In Operating Assets and Liabilities: Accounts Receivable           (3,221)      (2,000)     (3,707)
                      Inventory                                                              232          287        (595)
                   Prepaid Expenses And Other Assets                                         151         (494)       (794)
                   Accounts Payable, Accrued Expenses and Other                             (272)       2,634       9,280
                                                                                        ---------    ---------   ---------
          Net Cash Provided By (Used In) Operating Activities                              3,523        6,868       6,072

          Investing Activities
             Construction And Capital Expenditures,
                   Including Net Change In Pager Assets                                   (9,409)      (9,430)     (8,869)
             Net Proceeds From the Sale of Investment in Abacus                                0        1,400(4)        0
             Net Proceeds From the Sale of tower assets                                        0            0           0

                                                                                        ---------    ---------   ---------
          Net Cash Provided By (Used In) Investing Activities                             (9,409)      (8,030)     (8,869)

          Financing Activities

             Book Cash Overdrafts                                                          3,830(5)         0           0
             Payment to Chase Credit Facility                                                  0            0           0
             Borrowings (Repayments) of DIP Credit Facility                                2,000            0           0
                                                                                        ---------    ---------   ---------
          Net Cash Provided By (Used In) Financing Activities                              5,830            0           0

          Net Increase (Decrease) In Cash and Cash Equivalents                               (56)      (1,162)     (2,798)
          Cash and Cash Equivalents At Beginning Of Period                                    56        1,218       4,016
                                                                                        ---------    ---------   ---------
          Cash and Cash Equivalents At End Of Period                                         ($0)         $56      $1,218
                                                                                        =========    =========   =========

See Accompanying Notes
Page 11 of 17